UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): October 29, 2021 HUDSON GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38704	59-3547281
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue, Suite 102, Old Greenwich, CT	06870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 409-5628

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth below in “Item 2.01 Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 29, 2021, Hudson Global, Inc. (the “Company”), entered into a membership interest purchase agreement (the “MIPA”) by and among the Company, Hudson Global Resources Management, Inc., a wholly-owned subsidiary of the Company (“Buyer”), and Daniel Williams (“Seller”), and completed the acquisition by Buyer from Seller of all of the issued and outstanding membership interests in Karani, LLC (the “Target”), as set forth in the MIPA (the “Acquisition”).

As consideration for the Acquisition, under the MIPA, the Seller received a purchase price of (i) Six Million Dollars ($6,000,000) in cash subject to certain adjustments set forth in the MIPA at the closing of the Acquisition; and (ii) a promissory note in the aggregate principal amount of Two Million Dollars ($2,000,000), payable in installments on the six (6) month and eighteen (18) month anniversaries of the closing, as further described in the MIPA.

In connection with the Acquisition, certain key employees of the Target entered into employment agreements with the Company.

The foregoing summary of the MIPA and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MIPA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01	Other Events.

On November 1, 2021, the Company issued a press release relating to the signing of the MIPA and the closing of the Acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of October 29, 2021, by and among Hudson Global, Inc., Hudson Global Resources Management, Inc., and Daniel Williams.

99.1	Press Release, dated November 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Dated: November 1, 2021	By:	/s/ Jeffrey E. Eberwein
		Name:	Jeffrey E. Eberwein
		Title:	Chief Executive Officer